EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Applebee's International, Inc. (the "Company") on Form 10-K for the Annual period ended December 25, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and dates indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:    March 9, 2006                By:  /s/David L. Goebel
                                          --------------------------------------
                                          David L. Goebel
                                          President and Chief Operating Officer








                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Applebee's International, Inc. (the "Company") on Form 10-K for the Annual period ended December 25, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and dates indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:    March 9, 2006                By: /s/ Steven K. Lumpkin
                                         ---------------------------------------
                                         Steven K. Lumpkin
                                         Chief Financial Officer